Exhibit 10.10(d)

AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT
This AMENDMENT NO. 3, dated as of December 28, 2012 (this “Amendment”), is entered into by and among WireCo WorldGroup Inc. (the “Company”), the affiliate of the Company signatory hereto (the “New Guarantor”), and Solar Capital Ltd., BlackRock Kelso Mezzanine Partners I, LLC and KCAP Financial, Inc., as Purchasers (collectively, the “Purchasers”).
W I T N E S S E T H :
WHEREAS the Company, the existing Guarantors and the Purchasers have heretofore executed and delivered a Note Purchase Agreement, dated as of July 12, 2012 (as amended, supplemented or otherwise modified in accordance with its terms, the “Note Purchase Agreement” or “NPA”), providing for the issuance on July 12, 2012 of 11.75% Senior Notes due 2017, in an aggregate principal amount of $82,500,000 (collectively, the “Notes”);
WHEREAS Section 9.10 of the NPA provides, in part, that if any Subsidiary that is not a Domestic Subsidiary becomes a guarantor under Credit Facilities, such Subsidiary shall become a Guarantor;
WHEREAS Section 17.1 of the NPA provides that without the consent of any holder of Notes, the Company, the Guarantors and the Purchasers may amend or supplement the NPA, the Notes or the Notes Guarantees to allow a new Guarantor to become party to the NPA;
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company and the Purchasers mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:
1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the NPA.
2.    Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally with all existing Guarantors, to unconditionally guarantee the Company’s obligations under the Notes on the terms and subject to the conditions set forth in Section 19 of the NPA and to be bound by all other applicable provisions of the NPA and the Notes and to perform all of the obligations and agreements of a Guarantor under the NPA.
3.    Ratification of NPA; Amendment Part of NPA. Except as expressly amended hereby, the NPA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the NPA for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
4.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

5.    Counterparts. The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement.
6.    Effect of Headings. The section headings herein are for convenience only and shall not affect the construction thereof.
7.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
8.    Jurisdiction and Process; Waiver of Jury Trial. (a) Each of the Company and the New Guarantor and the Purchasers agrees that any suit or proceeding arising in respect of this Amendment will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in the City and County of New York and the Company and the New Guarantor and the Purchasers agree to submit to the jurisdiction of, and to venue in, such court.
(b) Each of the Company, the New Guarantor and the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first written above.

                        WIRECO WORLDGROUP INC.

By:    /s/ Ira Glazer
Name: Ira Glazer
Title: President and CEO

THE NEW GUARANTOR:

LANKHORST EURONETE PORTUGAL, S.A.
By: /s/ José Luís Guerreiro Gramaxo Name: José Luís Guerreiro Gramaxo
Title: Chairman

Accepted as of the date hereof:
SOLAR CAPITAL LTD.
BLACKROCK KELSO MEZZANINE PARTNERS I, LLC
KCAP FINANCIAL, INC.

SOLAR CAPITAL LTD.

By:	/s/ Brian Gerson

Name:	Brian Gerson

Title:	Authorized Signatory

BLACKROCK KELSO MEZZANINE PARTNERS I, LLC
By: BKCA Mezzanine Advisors, LLC, its investment manager

By: /s/ Michael Lazar
        Name: Michael B. Lazar
        Title: Authorized Person

KCAP FINANCIAL, INC.

By: /s/ R. Jon Corless
Name:    R. Jon Corless
Title:    Chief Investment Officer

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